EMERGING MARKETS BOND FUND,
                    A SERIES OF PHOENIX MULTI-PORTFOLIO FUND

            Supplement dated October 7, 2005 to the Prospectus dated
          March 29, 2005, as supplemented April 1, 2005, May 17, 2005,
                June 17, 2005, July 1, 2005 and August 23, 2005

IMPORTANT NOTICE TO INVESTORS OF PHOENIX EMERGING MARKETS BOND FUND ("the Fund")

The Board of Trustees for the Fund has approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on November 30, 2005, the following proposals:

1. Approve an Investment Subadvisory Agreement between the Fund's investment adviser, Phoenix Investment Counsel, Inc. ("PIC") and HSBC Halbis Partners
     (USA) Inc. ("HSBC").

     As subadviser, HSBC will be responsible for the day-to-day management of the Fund's portfolio.

     The Fund would pay no fee directly to HSBC as the subadviser. Under the Subadvisory Agreement, the fee to be paid to the subadviser is to be 50% of the gross management fee as calculated based on the average daily net assets of the Fund. If approved, the Subadvisory Agreement would have an initial term of two years. The Subadvisory Agreement would continue thereafter on a year to year basis with the approval of the Fund's Trustees, including a majority of the Disinterested Trustees.

     No material changes to the Fund's current principal investment strategies will occur if the Subadvisory Agreement is approved. PIC will continue to serve as the Fund's investment adviser.

     INFORMATION ABOUT HSBC

     HSBC is located at 452 Fifth Avenue, New York, NY 10018. HSBC is a wholly owned subsidiary of Halbis Partners (UK) Limited, which is wholly owned by HSBC Group Investment Businesses Limited. HSBC Group Investment Businesses Limited is wholly owned by HSBC Investment Bank Holdings PLC, which is wholly owned by HSBC Holdings PLC. As of July 31, 2005, HSBC had approximately $691 million in assets under management in global emerging markets debt worldwide.

2. Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval. If this proposal is approved, the Fund will be able to avoid the expense of and delays associated with proxy solicitations for subadviser changes determined by the Board of Trustees to be in the best interest of shareholders.

For more information on these proposals, please refer to the Fund's Proxy Statement as filed with the Securities and Exchange Commission ("SEC") on October 6, 2005 by Phoenix Multi-Portfolio Fund by visiting the SEC's Web site at www.sec.gov/edgar.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.

PXP 467/SA Change (10/05)